Exhibit 10.4

THIS PATENT SECURITY AGREEMENT dated as of July 16, 2020 (this “Agreement”), between FUBOTV INC., a Delaware corporation, FACEBANK GROUP, INC., a Florida corporation (each a “Borrower” and collectively, the “Borrowers”), and ACCESS ROAD CAPITAL LLC, a Delaware limited liability company (the “Lender”). The Borrowers are sometimes referred to herein individually as a “Grantor” or collectively, as “Grantors.”

Reference is made to (a) the Collateral Agreement dated as of July 16, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), between the Borrowers and the Lender and (b) the Credit Agreement dated as of July 16, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), between the Borrowers and the Lender. The Lender has agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lender to extend such credit is conditioned upon, among other things, the execution and delivery of this Agreement. The Borrowers will derive substantial benefits from the extension of credit pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lender to extend such credit. Accordingly, the parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement or the Collateral Agreement, as applicable. The rules of construction specified in Section 1.2 of the Credit Agreement also apply to this Agreement.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, the Grantors hereby collaterally assign and pledge to the Lender and its permitted successors and assigns, and hereby grant to the Lender and its permitted successors and assigns, a security interest in, all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by either of them or in which the Grantors now have or at any time in the future may acquire any right, title or interest (collectively, the “Patent Collateral”):

(a) all letters patent of the United States of America or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States of America or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office (or any successor or any similar offices in any other country), including those listed on Schedule I; and

(b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein.

SECTION 3. Security Agreement. The security interests granted to the Lender herein are granted in furtherance, and not in limitation of, the security interests granted to the Lender pursuant to the Collateral Agreement. The Grantors hereby acknowledge and affirm that the rights and remedies of the Lender with respect to the Patent Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.

SECTION 4. Supplements to Schedule I. Each Grantor hereby authorizes the Lender from time to time to supplement Schedule I attached hereto to include additional Patent Collateral of such Grantor and to file such supplemented Schedule I with the United States Patent and Trademark Office without any further action required of either Grantor.

SECTION 5. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic form (including .pdf file) shall be effective as delivery of a manually signed counterpart.

SECTION 6. Applicable Law. This Agreement, and all matters arising out of or relating to this Agreement, shall be solely governed by, and construed in accordance with, the laws of the State of New York as applied to agreements performed wholly within the State of New York.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

GRANTORS:

FUBOTV INC., a Delaware corporation

By:	/s/ David Gandler
Name:
Title:

FACEBANK GROUP, INC., a Florida corporation

By:	/s/ Simone Nardi
Name:
Title:

LENDER:

ACCESS ROAD CAPITAL LLC, a Delaware limited liability company

By:	/s/ Idan Shani
Name:	Idan Shani
Title:	COO/CFO

Schedule I

U.S. Patents, U.S. Patent Applications, Non-U.S. Patents, and Non-U.S. Patent Applications

Reference Number	Title	Filed Date	Serial #	Status	Country	Issue Date	Patent #
P440132.US.01	P440132.US.01 SYSTEMS AND METHODS FOR ADAPTIVELY ENCODING VIDEO STREAM	06/04/2018	15/997,388	ISSUED	United States	10/08/2019	10,440,367
P440139.US.01	P440139.US.01 SYSTEMS AND METHODS FOR GENERATING INDIVIDUALIZED PLAYLISTS	09/21/2018	16/138,604	PUBLISHED	United States
P440135.US.01	P440135.US.01 SYSTEMS AND METHODS FOR SECURELY GENERATING LIVE PREVIEWS	07/20/2018	16/040,900	ISSUED	United States	09/17/2019	10,419,786
P440142.US.01	P440142.US.01 DISPLAY SCREEN OR PORTION THEREOF WITH ANIMATED GRAPHICAL USER INTERFACE	09/24/2018	29/664,342	ABANDONED	United States
P440142.US.02	P440142.US.02 SYSTEMS AND METHODS FOR DISPLAYING A LIVE VIDEO STREAM IN A GRAPHICAL USER INTERFACE	09/24/2018	62/735,676	EXPIRED	United States
P440142.US.03	P440142.US.03 DISPLAY SCREEN OR PORTION THEREOF WITH GRAPHICAL USER INTERFACE	05/30/2019	29/693,030	PENDING	United States
P440142.WO.01	P440142.WO.01 DISPLAY SCREEN OR PORTION THEREOF WITH ANIMATED GRAPHICAL USER INTERFACE	03/22/2019	WIPO81763	ISSUED	United Kingdom, Europe, Canada	10/25/2019	DM/203087
P440139.EP.01	P440139.EP.01 SYSTEMS AND METHODS FOR GENERATING INDIVIDUALIZED PLAYLISTS	09/20/2019	19198697.5	PUBLISHED	Europe
P440139.CA.01	P440139.CA.01 SYSTEMS AND METHODS FOR GENERATING INDIVIDUALIZED PLAYLISTS	09/17/2019	3055711	PENDING	Canada

P440135.EP.01	P440135.EP.01 SYSTEMS AND METHODS FOR SECURELY GENERATING LIVE PREVIEWS	07/17/2019	19186819.9	PUBLISHED	Europe
P440135.CA.01	P440135.CA.01 SYSTEMS AND METHODS FOR SECURELY GENERATING LIVE PREVIEWS	07/12/2019	3049591	PENDING	Canada
P440132.CA.01	P440132.CA.01 SYSTEMS AND METHODS FOR ADAPTIVELY ENCODING A VIDEO STREAM USING VIRTUAL ENCODERS, BASED ON CHANGES IN THE NUMBER OF VIEWERS AND DESIRED VIDEO QUALITY	06/04/2019	3045125	ALLOWED	Canada
P440132.EP.01	P440132.EP.01 SYSTEMS AND METHODS FOR VIDEO ENCODING	06/04/2019	19178276.2	PUBLISHED	Europe
P440135.US.02	P440135.US.02 SYSTEMS AND METHODS FOR SECURELY GENERATING LIVE PREVIEWS	08/05/2019	16/531,428	PUBLISHED	United States
P440132.US.01C	P440132.US.01C SYSTEMS AND METHODS FOR ADAPTIVELY ENCODING VIDEO STREAM	09/20/2019	16/577,481	PUBLISHED	United States
P440142.US.04	P440142.US.04 SYSTEMS AND METHODS FOR DISPLAYING A LIVE VIDEO STREAM IN A GRAPHICAL USER INTERFACE	09/24/2019	16/580,920	PUBLISHED	United States
P440142.WO.02	P440142.WO.02 SYSTEMS AND METHODS FOR DISPLAYING A LIVE VIDEO STREAM IN A GRAPHICAL USER INTERFACE	09/24/2019	PCT/US2019/052707	PUBLISHED	International